May 12, 2022

BNY MELLON SHORT-INTERMEDIATE MUNICIPAL BOND FUND

Supplement to Current Summary Prospectus and Prospectus

Effective on or about June 30, 2022 (the "Effective Date"), BNY Mellon Short-Intermediate Municipal Bond Fund will change its name to "BNY Mellon Short Term Municipal Bond Fund".

As of the Effective Date, the following information supersedes and replaces any contrary information in the sections "Fees and Expenses – Annual Fund Operating Expenses" and
" – Example" in the fund's summary prospectus and "Fund Summary – Fees and Expenses – Annual Fund Operating Expenses" and "Fund Summary – Fees and Expenses – Example" in the fund's prospectus:

	Class A	Class D	Class I	Class Y
Management fees*	.25	.25	.25	.25
Distribution and/or service (12b-1) fees	none	.10	none	none
Other expenses:
Shareholder services fees	.25	none	none	none
Miscellaneous other expenses	.12	.13	.17	.45
Total other expenses	.37	.13	.17	.45
Total annual fund operating expenses	.62	.48	.42	.70
Fee waiver and/or expense reimbursement**	-	-	(.03)	(.31)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.62	.48	.39	.39

* Restated to reflect the fund's current management fee.

** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until August 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.39%. On or after August 1, 2023, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

	1 Year	3 Years	5 Years	10 Years
Class A	$312	$444	$587	$1,005
Class D	$49	$154	$269	$604
Class I	$40	$132	$232	$527
Class Y	$40	$193	$359	$841

******

As of the Effective Date, the following information supplements and replaces any contrary information in the sections "Principal Investment Strategy" in the fund's summary prospectus and "Fund Details  Goal and Approach" in the fund's prospectus:

The fund invests principally in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of one to three years.

The fund invests at least 80% of its net assets in municipal bonds rated investment grade (Baa/BBB or higher) at the time of purchase or the unrated equivalent as determined by the fund's sub-adviser. For additional yield, the fund may invest up to 20% of its assets in municipal bonds rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) to as low as Caa/CCC or the unrated equivalent as determined by the fund's sub-adviser.

******

As of the Effective Date, the following information supplements the information in the section "Principal Risks" in the fund's summary prospectus:

High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

******

As of the Effective Date, the following information supplements the information in the section "Fund Details – Investment Risks" in the fund's prospectus:

High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities. In addition, default of a security held by the fund may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

******

As of the Effective Date, the following row and footnote are added to the Average Annual Total Returns table contained in the sections "Performance" in the summary prospectus and "Fund Summary – Performance" in the prospectus:

Average Annual Total Returns (as of 12/31/20)
	1 Year	5 Years	10 Years
Bloomberg Municipal Bond 1 to 3 Year Blend* reflects no deductions for fees, expenses or taxes	2.53%	1.80%	1.63%

____________

* As of the Effective Date, the Bloomberg Municipal Bond 1 to 3 Year Blend is designated as the fund's broad-based securities market index.

0591STK0522